UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2004

DYNAMICS RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	000-02479 (Commission File Number)	042-2211809 (IRS Employer Identification No.)

60 Frontage Road Andover, MA 01810 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 475-9090

N/A (former name or former address, if changed since last report)

SIGNATURES
Exhibit Index
EX-99.1 PRESS RELEASE

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

Number	Description

99.1	Press release May 4, 2004.

Item 12. Results of Operations and Financial Condition

The information in this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On May 4, 2004, Dynamics Research Corporation issued a press release announcing financial results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMICS RESEARCH CORPORATION (Registrant)

Date: May 4, 2004	By:	/s/ David Keleher

David Keleher Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Name	Location

99.1	Press release dated May 4, 2004.	Furnished herewith *

*	Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.